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                                                                   Exhibit 10.14

                                 August 28, 1998



VIA FEDERAL EXPRESS

Mr. Steve Fodor, President
Affymetrix, Inc.
3380 Central Expressway
Santa Clara, California  95051

Dear Mr. Fodor:

This letter, with your signature below, will constitute an Agreement between Beckman Coulter, Inc. ("BCI") and Affymetrix, Inc. ("Affymetrix") to (i) amend certain provisions of the agreements signed by the parties on July 31, 1998 as well as attach certain schedules and exhibits to those agreements that were not fully completed or not available at the time of such signing; and, (ii) conclude negotiations with respects to the Limited Liability Company Operating Agreement ("Operating Agreement") which is Exhibit E to the Asset Purchase Agreement and the Management Agreement referred to in the Operating Agreement. Upon full execution and delivery of this letter, the amendments, schedules, exhibits and the Operating Agreement and Management Agreement, as modified by this letter, shall each become effective. We have agreed as follows:

1.   ASSET PURCHASE AGREEMENT

     a. Definitions: "BCI Technology". The parties confirm that Schedule 1, attached to this Letter Agreement, shall constitute "Schedule 1" referred to in the definition of "BCI Technology". BCI hereby confirms that Schedule 1 contains all of the information necessary to complete
          Schedule 4 of the Asset Purchase Agreement (which Schedule is referred to in Section 4(e) of the Asset Purchase Agreement), and the parties hereby agree that Schedule 1 shall also constitute "Schedule 4" for the purposes of such agreement.

     b. Definitions: "Exclusive License". The parties confirm that Exhibit B, attached to this Letter Agreement, shall constitute "Exhibit B" referred to in the definition of "Exclusive License".

     c. Paragraph 3(a), line 2 - after "Exhibit G" insert "without charge or cost to Seller,".

     d. Paragraph 3(f), line 2 - after "efforts" insert "in light of commercial opportunity".


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     e.   Paragraph 4(i), line 15 - after "Paragraph 2(c)" insert "and all agreements relating to the transaction contemplated in this Agreement shall be rescinded and of no force or effect."

2.   LICENSE AGREEMENT, EXHIBIT D TO THE ASSET PURCHASE AGREEMENT

     a.   Heading, line 2 - insert (in the blank space) "California".

     b.   Heading, line 6 - change "Newco" to "LLC".

     c. Paragraph 1.1, lines 12 and 15 - after "Exhibit A" insert (and their successors and affiliates)".

     d.   Paragraph 1.4 - delete in its entirety.

     e. Paragraph 1.13 - rewrite the first two (2) lines as follows: "Patent Rights" shall mean all applications for patent (and any divisional, continuation, continuation-in-part or substitute of such applications) and patents (and reissues and reexaminations of such patents)."

     f.   Paragraph 3.1, line 8 - change "LLC (both occurrences) to "BCI".

     g.   Section 3.1.1 - replace the third sentence with the following;

          "If Affymetrix notifies BCI that such third party is an infringer of the Patent Rights and (i) Affymetrix fails to grant a license within [____________](1) of such notice or (ii) fails to bring litigation to halt such infringement either within the [_________](2) or within [________](3) of the conclusion of any pending litigation against another party involving the Patent Rights, unless the third party intended supplier ceases its infringements or takes a license from Affymetrix, then BCI may use such third party as a supplier of BCI Array Chips under the license of Paragraph 3.1."

     h. Section 4.4.1 - delete the second sentence and replace it with the following:

          "BCI shall also pay interest on the amount that is withheld and
          finally paid to Affymetrix at the rate of [               ](4) per
          month from the date that such amount is due under the Agreement."

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(1) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(3) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(4) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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     i.   Article 6.0, line 9 - after "patent" insert "within the
          [__________](5) or within [___________](6) of the conclusion of any pending litigation against another party involving the Patent
          Rights."

     j. Article 10.0, line 4 - after "notify BCI" insert "an independent accounting firm selected by BCI (the "Auditor")"

          After line 13 - insert:

          "The Auditor shall use such information only for the purposes of determining whether Affymetrix is in compliance with its obligations under this Article 10.0. The Auditor shall not be permitted to disclose any information provided hereunder to BCI except with respect to a license reported hereunder with which the Auditor disagrees with an Affymetrix determination (as described in the following sentence)."

     k. Article 11, line 7 - change "BCI" to "LLC" line 14 - change "President" to "General Manager"

3. LIMITED LIABILITY COMPANY OPERATING AGREEMENT, EXHIBIT E TO THE ASSET PURCHASE AGREEMENT

     a.   Heading, line 3 - insert (in the blank space) "California".

     b.   Definition of "Affymetrix" insert (in the blank space) "California".

     c. Definition of "Unit" - delete the first line and substitute in its place "the shares of the Company".

     d.   Section 6.4 - add the following as clause (f):

          "(f) enter, propose to enter or commit the Company to enter into any Terminating Capital Transactions."

     e. Section 6.8 - delete lines 5-9 and substitute in it place the following:

          "Affymetrix shall not [                    ](7); provided, that
          if the law or regulations of any country where such Affiliate is domiciled prohibit one hundred percent (100%) ownership of a domestic Person by a foreign Person or tax incentives in the country of domicile require domestic

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(5) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(6) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(7) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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          participation in the Person to receive the benefit of the tax incentive, then, in such case the Affiliate may have access to the Isis Agreement and the patents which are the subject thereof so long as Affymetrix owns the maximum percentage allowed by such law or regulation or the maximum percentage that still enables Affymetrix to receive the benefit of such tax incentive."

     f.   Section 8.2 - delete lines 1-6; replace it with the following:

          "Affymetrix specifically acknowledges that its duty to maintain the Isis Agreement in full force and effect and to maintain the status of Company as an Affiliate of Affymetrix with full and unrestricted access to the licenses provided for under the Isis Agreement are essential and material elements of this Agreement and a material part of the consideration to BCI. Accordingly, Affymetrix agrees to and shall, at all times during the term of the Isis Agreement (a) fully, completely and".

     g.   Add the following as Section 10.5:

          "Section 10.5. APPROVAL FOR MEMBER ADMISSIONS, ASSIGNMENTS, TRANSFERS AND SUBSTITUTIONS. Notwithstanding anything else in Articles 6, 9 or 10 to the contrary, except as provided in this Section 10.5, the admission of any new Members to the Company, whether as an Assignee, Additional Person or Substituted Member or otherwise, shall be subject to the prior written approval of Affymetrix, provided that Affymetrix will not withhold its approval, except as to third parties who are in litigation with Affymetrix or are infringing its intellectual property rights, provided that legal action is taken by Affymetrix against such infringers within 6 months of notice to Affymetrix by BCI that BCI want them to become a Member. If Affymetrix does not take legal action against such third party within such 6 months, then Affymetrix shall consent to their becoming a new Member to the Company. For the avoidance of doubt, however, each of BCI and Affymetrix may transfer all of its rights and obligations under this Agreement and in the Company without the consent of the other (or any other Member), but only if such transfer is to a third party acquiring all or substantially all of the assets of BCI or Affymetrix as the case may be."

     h.   Exhibit A

          (i) Under "Name and Address", the description currently set forth opposite "Affymetrix" is hereby deleted and replaced with the following "Affymetrix, Inc. 3380 Central Expressway, Santa Clara, California 95051".

          (ii) Under "Contribution" the following shall be inserted: (a) for Affymetrix, "[___________];(8) provided that, LLC complies with Paragraph 5.3 of the Isis Agreement"; and (b) for BCI, "[__________]".(9)

          (iii)  Under "Percentage Interest" the following shall be inserted
                 (a) for Affymetrix, "[_______________]",(10) and (b) for BCI,
                 "[________________]".(11)

          (iv) Under "Number of Units" the following shall be inserted (a) for Affymetrix, "[___________________]";(12) and (b) for BCI,
                 "[________________]".(13)


4.   MANAGEMENT AGREEMENT BETWEEN LLC AND BECKMAN COULTER

     a.   Delete Section 8(d) replace it with the following:

          "Neither party to this Agreement may transfer or assign this Agreement, in whole or in part, without the prior written consent of the other party, provided, that either party may transfer and assign this Agreement without the consent of the other party to a third party acquiring all or substantially all of its assets".

5.   EXHIBIT G TO THE ASSET PURCHASE AGREEMENT

     a.   Add the following as new Paragraph 7:

          "[________________]."(14)

6.   OEM SUPPLY AGREEMENT, EXHIBIT H TO THE ASSET PURCHASE AGREEMENT

     a. Paragraph 1.1, lines 12 and 14, after "Exhibit A") insert "(and their successors and assigns)".

     b.   Paragraph 2.2.3, line 2 - after "perform" insert [             ](15).

     c. Paragraph 3.3, line 1 - after "shall" insert "for each Product sold by BCI for clinical in vitro diagnostics".

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(8) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(9) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(10) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(11) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(12) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(13) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(14) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(15) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     d. Paragraph 5.1.1, line 10 - after "infringes" insert ", or (d) use of a Product pursuant to BCI instructions, associated products, software or reagents so long as the Product, in and of itself, does not directly infringe, and it is only in combination with such instructions, associated products, software or reagents that such Products does directly infringe."

7.   CONSORTIUM AGREEMENT

     a.   Heading, line 4 - insert (in the blank space) "California".

     b. Article 2, line 1 - after "shall" insert ", without charge or cost to BCI,".

     c.   Paragraph 3.1, line 1 - insert (in the blank space) "ninety (90)".

     d. Paragraph 3.3, line 3 - after efforts" insert "consistent with commercial opportunity".

8.   OEM SUPPLY AGREEMENT, EXHIBIT B TO THE CONSORTIUM AGREEMENT

     a. Paragraph 1.1, lines 12 and 14 - after "Exhibit A" insert "(and their successors and affiliates").

     b.   Paragraph 2.2.3, line 2 - after "perform" insert [             ](16).

9.   LICENSE AGREEMENT, EXHIBIT C TO THE CONSORTIUM AGREEMENT

     a.   Heading, line 2 - insert (in the blank space) "California".

     b.   Paragraph 1.10, line 3 - change "twenty (20) years to
          [              ](17).

     c.   Paragraph 3.3 - delete lines 1-10 and substitute in their place:
          "NOTIFICATION OF NEW PATENT RIGHTS. BCI shall, on or about each anniversary of this Agreement inform Affymetrix of any U.S. patents which have issued in the preceding twelve (12) months which fall within the definition of Patent Rights and each patent which is controlled by BCI wherein the agreement granting such control was signed in the preceding twelve (12) months.

10.  LICENSE AGREEMENT, EXHIBIT D TO THE CONSORTIUM AGREEMENT

     a. Paragraph 1.1, lines 12 and 15 - after "Exhibit A" insert "(and their successors and affiliates)".

     b.   Paragraph 1.13 - rewrite the first two (2) lines as follows:

          "Patent Rights" shall mean all applications for patent (and any divisional, continuation, continuation-in-part or substitute of such applications) and patents (and reissues and reexaminations of such patents),".

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(16) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(17) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     c.   Section 3.1.1 - replace the third sentence with the following:

          "If Affymetrix notifies BCI that such third party is an infringer of the Patent Rights and (i) Affymetrix fails to grant a license within [_____________](18) of such notice or (ii) fails to bring litigation to halt such infringement either within the [___________](19) or within [____________](20) of the conclusion of any pending litigation against another party involving the Patent Rights, unless the third party intended supplier ceases its infringement or takes a license from Affymetrix, then BCI may use such third party as a supplier of BCI Array Chips under the license of Paragraph 3.1."

     d. Section 4.4.1 - delete the second sentence and replace it with the following:

          "BCI shall also pay interest on the amount that is withheld and
          finally paid to Affymetrix at the rate of [          ](21) per month
          from the date that such amount is due under the Agreement."

     e.   Article 6.0, line 9 - after "patent" insert "within the
          [__________](22) or within [___________](23) of the conclusion of any pending litigation against another party involving the Patent Rights."

     f. Article 10.0, line 4 - after "notify" delete "BCI" and insert "an independent accounting firm selected by BCI (the "Auditor")"

          After line 13 - insert

          "The Auditor shall use such information only for the purposes of determining whether Affymetrix is in compliance with its obligations under this Article 10.0. The Auditor shall not be permitted to disclose any information provided hereunder to BCI except with respect to a license reported hereunder with which the Auditor disagrees with an Affymetrix determination (as described in the following sentence)."

11.  LICENSE AGREEMENT (STAND ALONE)

     a. Paragraph 1.1, lines 12 and 15 - after "Exhibit A" insert "(and their successors and affiliates)".

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(18) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(19) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(20) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(21) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(22) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(23) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     b.   Paragraph 1.13 - rewrite the first two (2) lines as follows:

          "Patent Rights" shall mean all applications for patent (and any divisional, continuation, continuation-in-part, or substitute of such applications) and patents (and reissues and reexamination of such patents),"

     c.   Section 3.1.1 - replace the third sentence with the following:
          "If Affymetrix notifies BCI that such third party is an infringer of the Patent Rights and (i) Affymetrix fails to grant a license
          within [          ](24) of such notice or (ii) fails to bring
          litigation to halt such infringement either within the [___________](25) or within [__________](26) of the conclusion of any pending litigation against another party involving the Patent Rights, unless the third party intended supplier ceases its infringement or takes a license from Affymetrix, then BCI may use such third party as a Supplier of BCI Array Chips under the license of Paragraph 3.1."

     d. Section 4.4.1 - delete the second sentence and replace it with the following:

          "BCI shall also pay interest on the amount that is withheld and
          finally paid to Affymetrix at the rate of [           ](27) per month
          from the date that such amount is due under the Agreement."

     e.   Article 6.0, line 9 - after "patent" insert "within the
          [____________](28) or within [___________](29) of the conclusion of any pending litigation against another party involving the Patent Rights."

     f. Article 10.0, line 4 - after "notify BCI" inset "an independent accounting firm selected b BCI (the "Auditor")

          After line 13 - insert:

          "The Auditor shall use such information only for the purposes of determining whether Affymetrix is in compliance with its obligations under this Article 10.0. The Auditor shall not be permitted to disclose any information provided hereunder to BCI except with respect to a license reported hereunder with which the Auditor disagrees with an Affymetrix determination (as described in the following sentence)."

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(24) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(25) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(26) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(27) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(28) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(29) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12. BCI ACTIONS WITH RESPECT TO ISIS AGREEMENT. Notwithstanding anything to the contrary in the Operating Agreement or Management Agreement, BCI shall not take or fail to take any action that causes the LLC to lose its status as an Affiliate of Affymetrix during the term of the Isis Agreement.

13. NO LOSSES TO AFFYMETRIX FROM LLC. Notwithstanding anything to the contrary in the Operating Agreement or Management Agreement, the LLC shall be
     managed by BCI so that [              ](30) required to be reflected in
     Affymetrix' financial statements.

14. BCI INDEMNITY. Except as to actions taken, approved, consented to or ratified by the Board of Directors of the Limited Liability Operating Company, at a meeting at which Affymetrix participated and expressly agreed, BCI shall indemnify Affymetrix for any liability or damage arising from the activities of the LLC.

15. AFFYMETRIX CONTRIBUTION TO LLC. The initial contribution to the LLC by Affymetrix is set forth in Exhibit A to the Operating Agreement. Notwithstanding anything to the contrary in the Operating Agreement or the Management Agreement, Affymetrix shall not be required to contribute additional cash or other property to the LLC at any time without its consent.

16. TERMINATION OF AFFYMETRIX LETTER OF JULY 31, 1998 (NUSSBACKER TO WAREHAM). The letter of July 31, 1998 from Ken Nussbacker to John Wareham is terminated and superceded by this letter.

If the foregoing property sets forth our understanding, please sign both copies in the space indicated and return one copy to me; the second copy is for your files.

                                             Very truly yours,

                                             Beckman Coulter, Inc.


                                             by:
                                                  -----------------------------
                                             title:
                                                   ----------------------------

Understood and Accepted:

Affymetrix, Inc.


by:
    ------------------------------

title:
      ----------------------------


(30) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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

                                   SCHEDULE 1



     [________________ ].(31)


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(31) CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.